Commitments and Contingent Liabilities	12 Months Ended
Mar. 31, 2011
Commitments and Contingent Liabilities
Commitments and Contingent Liabilities

22.    Commitments and contingent liabilities:

The aggregate amount of payments for commitments outstanding at March 31, 2011, including commitments for purchase of property, plant and equipment and other assets is as follows:

Fiscal year ending March 31	Millions of yen
2012	¥241,266
2013	37,395
2014	21,062
2015	1,516
2016	1,022
Thereafter	2,629

Total	¥304,890

Contingent liabilities at March 31, 2011 for loans guaranteed amounted to ¥23,376 million.

At March 31, 2011, NTT Group had no material litigation or claims outstanding, pending or threatened against it, which would be expected to have a material adverse effect on NTT's consolidated financial position or results of operations.